SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: MARCH 24, 2000
                                         ---------------
                        (Date of earliest event reported)

                             ADVANCED PHOTONIX, INC.
                            ------------------------
             (Exact Name of Registrant as specified in its Charter)



        DELAWARE                        1-11056                 33-00325826
----------------------------          -----------            ------------------
(State or other jurisdiction          (Commission             (IRS Employer
      incorporation)                  File Number)           Identification No.)



1240 AVENIDA ACASO, CAMARILLO, CALIFORNIA                      93012
-----------------------------------------                    ---------
(Address of Principal Executive Offices)                     (ZIP Code)



Registrant's telephone number,
including area code:                  (805) 987-0146
                                   ---------------------









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ITEM 4.                    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.
                           -----------------------------------------------

         (a) Previous Independent Accountants

                  (i) On March 24, 2000, the Board of Directors of Advanced Photonix, Inc. (the "Registrant") decided to change independent accountants for the fiscal year beginning March 29, 1999 and ending March 26, 2000 and thereby dismissed Arthur Andersen LLP.

                  (ii) The reports of Arthur Andersen LLP on the Registrant's financial statements for the past two years ended March 28, 1999 and March 29, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

                  (iii) In connection with its audits for the two most recent fiscal years and through March 24, 2000, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

                  (iv) During the registrant's two most recent fiscal years and the subsequent interim period, there were no reportable events in accordance with Item 304 (a)(1)(v) (A)-(D) of Regulation S-K.

                  (v) The Registrant delivered a copy of this Form 8-K report to Arthur Andersen LLP on March 24, 2000. Concurrently therewith, the Registrant requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether or not it agrees with the above statements. Attached hereto as Exhibit 16 is a copy of the letter of Arthur Andersen LLP to the SEC dated March 28, 2000.

         (b) New Independent Accountants

                  (i) The Board of Directors of the Registrant has approved the engagement of Farber & Hass LLP as its new independent accountants for the fiscal year ending March 26, 2000. During the two most recent fiscal years and through March 26, 2000, the Registrant has not consulted with Farber & Hass LLP on items which concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304 (a) (2)).

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ----------------------------------

         (c) Exhibits

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated March 28, 2000.

                                       2

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED PHOTONIX, INC.


By:      /s/ Brock Koren
         ---------------------------
         Name: Brock Koren
         Title:  President and Chief
         Executive Officer

         Date: March 28, 2000







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                                  EXHIBIT INDEX

16.1     Letter from Arthur Andersen LLP to the Securities and
         Exchange Commission dated March 28, 2000.                          5






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